UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 24, 2014 (March 20, 2014)
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Delaware	000-52670	38-3855631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Fifth Avenue, 3rd Floor
New York, NY 10011
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.08 Shareholder Director Nominations.

The information set forth under Item 8.01 of this Form 8-K is incorporated by reference in this Item 5.08.

Item 8.01 Other Events.

The Board of Directors of Panache Beverage Inc. (the “Company”) has approved Wednesday, June 18, 2014 as the date of the 2014 annual meeting of the Company’s stockholders (the “2014 Annual Meeting”). Qualified stockholder proposals (including proposals made pursuant to SEC Rule 14a-8) to be presented at the 2014 Annual Meeting and in the Company’s proxy statement and form of proxy relating to that meeting must be received by the Company at its principal executive offices located at 150 Fifth Avenue, 3rd Floor, New York, NY 10011, addressed to the Secretary of the Company. In accordance with Regulation 14A and the Company’s Bylaws (the “Bylaws”), such proposals must be received by the Company not later than the close of business on April 4, 2014. All proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission and the procedures set forth in the Bylaws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: March 24, 2014	By:	/s/ JAMES DALE
James Dale
Chief Executive Officer

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